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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



Dynamex Inc.
Dallas, Texas


We hereby consent to the incorporation by reference in the Registration Statement No. 333-19773 on Form S-8 of our report dated September 26, 2003, relating to the consolidated financial statements of Dynamex Inc. appearing in the Company's Annual Report on Form 10-K for the year ended July 31, 2003.




                                             BDO Seidman, LLP
                                             ----------------------------------
                                             BDO SEIDMAN, LLP


Dallas, Texas
October 20, 2003